Exhibit S

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of February 2017.

/s/ Margo L. Cook
Margo L. Cook

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of February 2017.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of February 2017.

/s/ William C. Hunter
William C. Hunter

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 22nd day of February 2017.

/s/ David J. Kundert
David J. Kundert

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for his and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of February 2017.

/s/ Albin F. Moschner
Albin F. Moschner

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of February 2017.

/s/ John K. Nelson
John K. Nelson

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of February 2017.

/s/ William J. Schneider
William J. Schneider

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of February 2017.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of February 2017.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of February 2017.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN CREDIT STRATEGIES INCOME FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of February 2017.

/s/ Margaret L. Wolff
Margaret L. Wolff

Nuveen Credit Strategies Income Fund

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organization (the “Fund”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Fund’s Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Fund, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organization has hereunto set his hand this _3rd day of _July_ 2017.

/s/ Robert L. Young
Robert L. Young